UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 22, 2006
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania (Address of principal executive offices)	19102 (Zip Code)
(215) 557-4630
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 22, 2006, Sovereign Capital Trust V (the “Trust”), a wholly-owned subsidiary of Sovereign Bancorp, Inc. (the “Company”), completed the issuance and sale in a public offering of $160,000,000 aggregate liquidation amount of 7.75% Capital Securities due 2036 (the “Capital Securities”). The Capital Securities represent undivided preferred beneficial interests in the assets of the Trust. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities (the “Common Securities”) to the Company, were invested by the Trust in the Company’s 7.75% Junior Subordinated Notes due 2036 (the “Junior Subordinated Notes”), which were issued pursuant to a fourth supplemental indenture, dated as of May 22, 2006, between the Company and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank) (the “Trustee”), under the Indenture, dated as of September 1, 1999, between the Company and the Trustee.
     The Capital Securities issued and sold in the public offering were registered by the Company and the Trust under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File nos. 333-133514 and 333-133514-02), as supplemented by a prospectus supplement dated May 15, 2005.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
4.1	Form of Capital Security (included as part of Exhibit 4.5).

4.2	Form of Junior Subordinated Note (included as part of Exhibit 4.4).

4.3	Form of Common Security (included as part of Exhibit 4.5).

4.4	Fourth Supplemental Indenture, dated as of May 22, 2006, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), under the Indenture, dated as of September 1, 1999, between the Sovereign Bancorp, Inc. and Harris Trust and Savings Bank.

4.5	Amended and Restated Declaration of Trust of Sovereign Capital Trust V dated as of May 22, 2006.

4.6	Capital Securities Guarantee Agreement dated as of May 22, 2006.

4.7	Common Securities Guarantee Agreement dated as of May 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: May 22, 2006	By:	/s/ Thomas R. Brugger
Thomas R. Brugger
Treasurer

EXHIBIT INDEX
4.1	Form of Capital Security (included as part of Exhibit 4.5).

4.2	Form of Junior Subordinated Note (included as part of Exhibit 4.4).

4.3	Form of Common Security (included as part of Exhibit 4.5).

4.4	Fourth Supplemental Indenture, dated as of May 22, 2006, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), under the Indenture, dated as of September 1, 1999, between the Sovereign Bancorp, Inc. and Harris Trust and Savings Bank.

4.5	Amended and Restated Declaration of Trust of Sovereign Capital Trust V dated as of May 22, 2006.

4.6	Capital Securities Guarantee Agreement dated as of May 22, 2006.

4.7	Common Securities Guarantee Agreement dated as of May 22, 2006.